                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                 Popular, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 POPULAR, INC.
                                P.O. BOX 362708
                        SAN JUAN, PUERTO RICO 00936-2708

                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON TUESDAY, APRIL 30, 2002

                                  ------------

To the Stockholders of Popular, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Popular, Inc. (the "Meeting") for the year 2002 will be held at 10:30 a.m. on Tuesday, April 30, 2002, on the third floor of the Centro Europa Building, in Santurce, Puerto Rico, to consider and act upon the following matters:

         (1) To elect three (3) directors of Popular, Inc. (the "Corporation" ) for a three-year term,

         (2) To ratify the selection of the Corporation's independent auditors for 2002;

         (3) To transact any and all other business as may be properly brought before the Meeting or any adjournments thereof. Management at present knows of no other business to be brought before the Meeting.

         Stockholders of record at the close of business on March 11, 2002, are entitled to notice of and to vote at the Meeting.

         You are cordially invited to attend the Meeting. Whether you plan to attend or not, please sign and return the enclosed proxy so that the Corporation may be assured of the presence of a quorum at the Meeting. A postage-paid envelope is enclosed for your convenience. REMEMBER THAT YOU CAN VOTE BY TELEPHONE OR BY INTERNET; FOR FURTHER DETAILS PLEASE REFER TO THE ENCLOSED PROXY CARD.

         San Juan, Puerto Rico, March 18, 2002.

                                       By Order of the Board of Directors,


                                               SAMUEL T. CESPEDES
                                                   Secretary

CONTENTS

About the Meeting                                                       3

Principal Stockholders                                                  4

Shares Beneficially Owned by Directors, Nominees
     and Executive Officers of the Corporation and its
     Principal Subsidiaries                                             5

Section 16(a) Beneficial Ownership Reporting Compliance                 6

Board of Directors and Committees                                       6

     Proposal 1: Election of Directors                                  6

     Nominees for Election as Directors                                 7

     Standing Committees                                               10

     Audit Committee Report                                            11

     Compensation of Directors                                         12

     Executive Officers                                                12

     Family Relationships                                              15

Proposal 2: Ratification of Selection of Auditors                      15

Executive Compensation Program -- Report of the Bank's Human
     Resources and Compensation Committee
     on Executive Compensation                                         16

Executive Compensation                                                 17

     Summary Compensation Table                                        17

     Incentive Plans                                                   18

     Profit Sharing, Benefit Restoration, Deferred Compensation
          and Retirement Plans                                         19

Performance Graph                                                      21

Proposal of Security Holders to be Presented at the 2003 Annual
     Meeting of Stockholders                                           22

ABOUT THE MEETING

WHO IS SOLICITING MY VOTE?

The board of directors of the Corporation is soliciting your vote at the 2002 annual meeting of Popular, Inc.'s stockholders.

WHAT WILL I BE VOTING ON?

         -        Election of directors (see page 6)

         - Ratification of PricewaterhouseCoopers LLP as the Corporation's auditors for 2002 (see page 15)

HOW MANY VOTES DO I HAVE?

You will have one vote for every share of the Corporation common stock (the "common stock") you owned on March 11, 2002 (the record date).

HOW MANY VOTES CAN ALL STOCKHOLDERS CAST?

One vote for each of Popular, Inc. 136,475,530 shares of common stock that were outstanding on the record date. The shares covered by any proxy that is properly executed and received by management before 10:30 a.m. on the day of the Meeting will be voted.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

A majority of the votes that can be cast. Votes cast by proxy or in person at the meeting will be counted by the persons appointed by the Corporation as members of the vote-counting committee for the meeting. We urge you to vote by proxy even if you plan to attend the annual meeting, so that we will know as soon as possible that enough votes will be present for us to hold the meeting.

HOW DO I VOTE?

You can vote either in person at the meeting or by proxy without attending the annual meeting.

To vote by proxy, you must either

         -        Fill out the enclosed proxy card, date and sign it, and
                  return it in the enclosed postage-paid envelope,
         -        Vote by telephone (instructions are on the Proxy Card, as
                  authorized by the Puerto Rico Corporation Law and the Bylaws of the Corporation), or
         - Vote by Internet (instructions are on the Proxy Card, as authorized by the Puerto Rico Corporation Law and the Bylaws of the Corporation).

If you want to vote in person at the annual meeting, and you hold your common stock through a securities broker (that is, in street name), you must obtain a proxy from your broker and bring that proxy to the meeting.

In addition to solicitation by mail, management may participate in the solicitation of Proxies by telephone, personal interviews or otherwise. The Board of Directors has engaged the firm of Georgeson & Company Inc. to aid in the solicitation of Proxies. The cost of solicitation will be borne by the Corporation and is estimated at $6,500.

To avoid delays in ballot taking and counting, and in order to assure that your Proxy is voted in accordance with your wishes, compliance with the following instructions is respectfully requested: upon signing a Proxy as attorney, executor, administrator, trustee, guardian, authorized officer of a corporation, or on behalf of a minor, please give full title. If shares are in the names of more than one recordholder, all should sign.

CAN I CHANGE MY VOTE?

Yes. Just send in a new proxy card with a later date, or cast a new vote by telephone or Internet, or send a written notice of revocation to the President or Secretary of Popular, Inc., P.O. Box 362708, San Juan, Puerto Rico 00936-2708, delivered before the proxy is exercised. If you attend the annual meeting and want to vote in person, you can request that your previously submitted proxy not be used.

HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

For purposes of determining a quorum, the members of the vote-counting committee will treat abstentions and brokers non-votes as shares that are present and entitled to vote. A broker non-vote results when a broker or nominee has expressly indicated in the proxy that it does not have discretionary authority to vote on a particular matter. As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholders to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. The election of directors and the ratification of independent auditors will be acted upon a majority of the vote cast. Therefore, abstentions and brokers non-votes will not have an effect on the election of directors of the Corporation, neither on the ratification of independent auditors.

COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?

The Board of Directors does not intend to present any business at the Meeting other than that described in the Notice of Meeting. The Board of Directors at this time knows of no other matters, which may come before the Meeting. However, if any new matter requiring the vote of the stockholders are properly presented before the Meeting, proxies may be voted with respect thereto in accordance with the best judgment of Proxyholders, under the discretionary power granted by stockholders to their proxies in connection with general matters.

WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

WHAT SHOULD I RECEIVE?

By now you should have received the Corporation's Annual Report, including the financial statements for the year ended December 31, 2001, duly certified by PricewaterhouseCoopers LLP as independent public accountants. The Proxy Statement, the enclosed Annual Report, the Notice of Annual Meeting of Stockholders and the form of proxy are being sent to stockholders on or about March 18, 2002.

                                     * * *

PRINCIPAL STOCKHOLDERS

         Following is the information, to the extent known by the persons on whose behalf this solicitation is made, with respect to any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation's voting securities.

                                                                            Amount and nature            Percent
                                                                              of beneficial                of
Title of Class    Name and address of beneficial owner                         ownership(1)              Class(2)
--------------    ------------------------------------                      -----------------            --------
Common            Banco Popular de Puerto Rico (the "Bank")
                  as Trustee for the Banco Popular de Puerto
                  Rico Retirement Plan                                           5,672,860

                  The Bank as Trustee for the Profit Sharing Plan
                  for the Employees of Banco Popular de Puerto
                  Rico (the "Profit Sharing Plan")                               5,320,208
                                                                                ----------
                                                                                10,993,068(3)               8.0550

Common            State Farm Mutual Automobile Insurance
                  Company                                                        8,778,424(4)               6.4322

---------------

(1)      As of February 28, 2002.
(2)      Based on 136,475,530 shares of common stock outstanding.
(3) The Bank, as Trustee, of both Plans has sole voting and investment power over the common stock held by the Plan. The Bank, as Plan Administrator, administers the Plans through the Administrative Committee.
(4) On January 25, 2002 State Farm Mutual Automobile Insurance Company ("State Farm") and affiliated entities filed a joint statement on
         Schedule 13-G with the Securities and Exchange Commission reflecting their holdings as of December 31, 2001. According to said statement, State Farm and its affiliates might be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934. State Farm and its affiliates could also be deemed to be the beneficial owners of 8,778,424 shares of the Corporation. However, State Farm and each such affiliate disclaim beneficial ownership as to all shares as to which each such person has no right to receive the proceeds of sale of the shares, and also disclaim that they constitute a "group".

SHARES BENEFICIALLY OWNED BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS OF THE CORPORATION AND ITS PRINCIPAL SUBSIDIARIES

         Following is the information, as of February 28, 2002, as to equity securities of the Corporation beneficially owned by all current directors, nominees, the most highly compensated Executive Officers of the Corporation and its principal subsidiaries listed on page 17 who are not directors and the total owned by directors, nominees and all Executive Officers of the Corporation and such principal subsidiaries as a group:

                                  COMMON STOCK

                                             TITLE                  AMOUNT AND NATURE           PERCENT OF
   NAME                                     OF CLASS             OF BENEFICIAL OWNERSHIP          CLASS(1)
   ----                                     --------             -----------------------        ----------
Juan J. Bermudez........................     Common                     502,185 (2)                .3680
Francisco J. Carreras...................     Common                      16,374                    .0120
Jose B. Carrion Jr. ....................     Common                   1,014,453 (3)                .7433
Richard L. Carrion......................     Common                   1,119,122 (4)                .8200
David H. Chafey Jr. ....................     Common                      95,166                    .0697
Antonio Luis Ferre......................     Common                   2,916,567 (5)               2.1371
Hector R. Gonzalez......................     Common                     836,702 (6)                .6131
Jorge A. Junquera.......................     Common                      72,335 (7)                .0530
Manuel Morales Jr. .....................     Common                     540,594 (8)                .3961
Alberto M. Paracchini...................     Common                     114,446 (9)                .0839
Francisco M. Rexach Jr. ................     Common                     214,697 (10)               .1573
Felix J. Serralles Jr. .................     Common                     429,660 (11)               .3148
Julio E. Vizcarrondo Jr. ...............     Common                   1,272,429 (12)               .9323
Roberto R. Herencia.....................     Common                      13,306                    .0097
Larry B. Kesler.........................     Common                      48,394                    .0355
Carlos J. Vazquez.......................     Common                     106,788 (13)               .0782
Silvio J. Lopez.........................     Common                       2,875                    .0021
Guillermo L. Martinez...................     Common                   2,206,975 (14)              1.6171
Kenneth McGrath.........................     Common                       8,769                    .0064
Cameron E. Williams.....................     Common                         663                    .0055

All Directors and Executive Officers
     of the Corporation and its
     subsidiaries as a group
     (25 persons).......................     Common                  11,732,379                   8.5967

---------------

(1)      Based on 136,475,530 shares of common stock outstanding.
(2) Excludes 12,443 shares owned by his wife, as to which Mr. Bermudez disclaims beneficial ownership.
(3) Mr. Carrion Jr. owns 708,522 shares, has voting power over 487 shares owned by his daughter and has voting and investment power over 292,606 shares owned by Collosa Corporation which he owns. Excludes 15,808 shares owned by his wife to which he disclaims beneficial ownership. Junior Investment Corporation owns 4,426,846 shares of the Corporation. Mr. Carrion Jr. owns .29% of the shares of said corporation.
(4) Mr. Carrion owns 302,355 shares and also has indirect investment power over 24,804 shares owned by his children. Junior Investment
         Corporation owns 4,426,846 shares of the Corporation. Mr. Carrion owns 17.89% of the shares of said corporation.
(5) Mr. Ferre has direct or indirect investment and voting power over 2,916,567 shares of the Corporation. Mr. Ferre owns 3,505 shares and has indirect investment and voting power over 3,200 shares owned by South Management, Inc. and 400 shares owned by his wife. Mr. Ferre owns 51% of Ferre Investment Fund, Inc., which owns 1,477,854 shares of the Corporation. Ferre Investment
         Fund, Inc. in turn owns 90% of El Dia, Inc., which owns 1,431,608 shares of the Corporation.
(6) Mr. Gonzalez owns 807,350 shares and has voting and investment power over 29,352 shares of the Corporation owned by Ventek Group, Inc. of which he has control.
(7) Mr. Junquera owns 67,295 shares and has indirect investment power over 218 shares owned by his wife and over 4,822 shares owned by his son and daughter.
(8) Mr. Morales owns 125,594 shares and has voting power over 415,000 shares owned by his parents, as their attorney-in-fact.
(9) Excludes 1,264 shares owned by his wife, as to which Mr. Paracchini disclaims beneficial ownership.
(10) Mr. Rexach owns 99,897 shares and has indirect voting power over 95,800 shares owned by his mother, as her attorney-in-fact, and over 19,000 shares held by Capital Assets, Inc. as President and shareholder.
(11) Mr. Serralles owns 226,752 shares, and has indirect voting power over 10,292 shares owned by his wife. Mr. Serralles owns 100% of the shares of Capitanejo, Inc. and Fao Investments, Inc., which own 117,020 and 5,596 shares, respectively, of the Corporation and has indirect ownership of 70,000 shares owned by Destileria Serralles, Inc.
(12) Mr. Vizcarrondo owns 203,052 shares and has indirect voting power over 184,576 shares owned by his wife. Mr. Vizcarrondo's wife owns 18.18% of the shares of Junior Investment Corporation, which owns 4,426,846 shares of the Corporation. Mr. Vizcarrondo has indirect voting and investment power over 1,334 shares held in trust by Vicar Enterprises, Inc. for the benefit of his children, for which he disclaims beneficial ownership. Mr. Vizcarrondo also disclaims beneficial ownership over 131,278 shares owned by DMI Pension Trust, where he serves as trustee and member of the investment committee. There are 120,000 shares belonging to the estate of Mr. Julio Vizcarrondo, Sr., over which Mr. Vizcarrondo Jr. has investment power, but disclaims beneficial ownership, except for 80,000 shares which Mr. Vizcarrondo Jr. will inherit once the estate is divided and distributed.
(13) Mr. Vazquez owns 13,003 shares and has investment authority over 93,785 shares held by various family members.
(14) Mr. Martinez owns 1,137,250 shares and has investment and voting power over 1,069,725 shares owned by family members and various corporations.


                                     * * *


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers to file with the Securities and Exchange Commission (SEC) reports of ownership and changes in ownership of common stock of the Corporation. Officers and directors are required by SEC regulation to furnish the Corporation with copies of all
Section 16(a) forms they file.

         Based solely on a review of the copies of such reports furnished to the Corporation or written representations that no other reports were required, the Corporation believes that, with respect to 2001, all filing requirements applicable to its officers and directors were complied with except for one report, covering one transaction, filed late by Mr. Jorge A. Junquera director of the Corporation.

BOARD OF DIRECTORS AND COMMITTEES;

PROPOSAL 1: ELECTION OF DIRECTORS

         The Certificate of Incorporation and the Bylaws of the Corporation establish a classified Board of Directors pursuant to which the Board of Directors is divided into three classes as nearly equal in number as possible, with each class having at least three members and with the term of office of one class expiring each year. Each director serves for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which such director was elected or until his successor has been elected and qualified.

         At the Meeting, three (3) directors assigned to "Class 3" are to be elected to serve until the 2005 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified. The remaining eight directors of the Corporation will serve as directors, as follows: until the 2003 Annual Meeting of Stockholders of the Corporation, in the case of those four directors assigned to "Class 1", and until the 2004 Annual Meeting of Stockholders, in the case of those four directors assigned to "Class 2", or in each case until their successors are elected and qualified.

         The policy of the Board of Directors, as set forth in a resolution adopted on January 8, 1991, provides that no person shall be nominated for election or reelection as director of the Board if, at the date of the Annual Meeting of Stockholders or during the term to be served, such person would attain seventy two (72) years of age. Messrs. Francisco J. Carreras and Alberto
M. Paracchini would attain seventy two (72) years of age during the term to be served. In accordance, with Board policy, Messrs. Carreras and Paracchini will not be nominated for reelection as directors.

         The people named as proxies in the accompanying Form of Proxy have advised the Corporation that, unless otherwise instructed, they intend to vote at the Meeting the shares covered by the proxies FOR the election of the three nominees named below, and that if any one or more of such nominees should become unavailable for election they intend to vote such shares FOR the election of such substitute nominees as the Board of Directors may propose. The Corporation has no knowledge that any nominee will become unavailable for election.

         Information relating to principal occupation, business experience and directorship during the past five (5) years (including position held with the Corporation or the Bank), age and the period during which each director has served is set forth below.

         The Board of Directors of the Corporation met on a monthly basis during 2001. All directors except Messrs. Antonio Luis Ferre and Felix J. Serralles Jr. attended 75% or more to the meetings of the Board of Directors and the committees of the Board of Directors on which such directors served.

                                     * * *

                       NOMINEES FOR ELECTION AS DIRECTORS
                               CLASS 3 DIRECTORS
                            (TERMS EXPIRING IN 2005)

                                                                    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
                 NAME AND AGE                                                   AND DIRECTORSHIPS
-----------------------------------------             ----------------------------------------------------------------------
DAVID H. CHAFFEY JR.: (48 YEARS)                      -- Supervisor of the Bank's Retail Banking Group since January 1996.
                                                      -- Senior Executive Vice President since October 1995.
                                                      -- Senior executive Vice President of Popular International Bank, Inc. and
                                                         Popular North America, Inc.
                                                      -- Chairman of the Board of Popular Finance, Inc.
                                                      -- Chairman and President of Puerto Rico Investors Tax-Free Fund, Inc. I,
                                                         II, III, IV, V, VI, of Puerto Rico Tax-Free Target Maturity Fund, Inc. I
                                                         and II and of Puerto Rico Investors Flexible Allocation Fund since
                                                         January 1999.
                                                      -- Member of the San Jorge Children's Research Foundation, Inc.
                                                      -- President of the Puerto Rico Bankers Association.
                                                      -- Director of Visa International for the Caribbean and Latin America.
                                                      -- Director of Equity One, Inc. and Banco Popular North America until
                                                         December 1999.
                                                      -- Director of Group Guayacan, Inc.
                                                      -- Chairman of the Board of Puerto Rico Telephone Authority from 1993 through 1997.
                                                      -- Director of the Bank, Popular Mortgage, Inc., Popular Auto, Inc., GM Group,
                                                         Inc., Banco Popular, National Association, Popular Insurance, Inc. and
                                                         Popular Securities, Inc.
                                                      -- Director of the Corporation since 1996.

ANTONIO LUIS FERRE: (68 YEARS)                        -- Chairman of the Board of Puerto Rican Cement Co., Inc. (a registered public company), manufacturers of cement and allied products, until
                                                         May 2001.
                                                      -- Chairman of the Board and Editor of El Dia, Inc. and of Primera Hora,
                                                         newspaper publishing companies.
                                                      -- President of Advanced Graphic Printing, a commercial printing company.

                                                       PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
(CONT.)    NAME AND AGE                                            AND DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
ANTONIO LUIS FERRE: (68 YEARS)
                                             -   Chairman of the Board of Virtual, Inc., an internet company.
                                             -   Vice Chairman of the Board of Directors of the Corporation.
                                             -   Vice Chairman of the Board of Directors of the Bank from 1991 to 2001.
                                             -   Director of the Corporation since 1984.

FELIX J. SERRALLES JR.: (67 YEARS)
                                             -   President and Chief Executive Officer of Destileria Serralles, Inc., manufacturers and distributors of distilled spirits, and of its affiliate Mercedita Leasing, Inc.
                                             -   Director of the Bank, Popular International Bank, Inc., Popular North America,
                                                 Inc., Banco Popular North America, Popular Cash Express, Inc. and Equity One, Inc.

                                                         CLASS 2 DIRECTORS
                                                      (TERMS EXPIRING IN 2004)

JOSE B. CARRION JR.: (65 YEARS)
                                             -   President of Collosa Corporation.
                                             -   Former President and Chief Executive Officer ("CEO") of Barros & Carrion from 1992 to 1999.
                                             -   Director of the Bank since April 2000.
                                             -   Director of the Corporation since 2001.

HECTOR R. GONZALEZ: (68 YEARS)
                                             -   President and Chief Executive officer of TPC Communications of PR, Inc., TPC Cable
                                                 Media, Inc., TelePonce Cable TV, Inc. and Telecell Systems, Inc. owners and operators of cable television systems.
                                             -   General Partner of Ventek Group, Inc., and investor in broadband and telecommunications related businesses.
                                             -   Director of the Bank, Popular Finance, Inc., Popular Mortgage, Inc., Popular Auto,
                                                 Inc. and Popular Securities, Inc.
                                             -   Director of the Corporation since 1984.

MANUEL MORALES JR.: (56 YEARS)
                                             -   President of Parkview Realty, Inc., the Atrium Office Center, Inc., HQ Business
                                                 Center P.R., Inc. and ExecuTrain of Puerto Rico.
                                             -   Honorary General Consul of Japan in San Juan, Puerto Rico.
                                             -   Member of the Board of Trustees of Sacred Hearth University in San Juan, Puerto
                                                 Rico, of the Caribbean Environmental Development Institute and of Fundacion Angel
                                                 Ramos, Inc.
                                             -   Member of the National Advisory Council-United States Small Business
                                                 Administration.
                                             -   Member of the Board of Trustees of Fundacion Banco Popular, Inc.
                                             -   Chairman of the Audit Committee of the Corporation and the Bank.
                                             -   Director of the Bank.
                                             -   Director of the Corporation since 1990.

JULIO E. VIZCARRONDO JR.: (67 YEARS)
                                             -   Civil Engineer.

                                                       PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
(CONT.)    NAME AND AGE                                            AND DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
JULIO E. VIZCARRONDO JR.: (67 YEARS)
                                             -   President, Partner and Chief Executive Officer of Desarrollos Metropolitanos,
                                                 S.E., VMV Enterprises Corp., Resort Builders, S.E., Metropolitan Builders, S.E.,
                                                 Institutional Builders, S.E., Omega-Vistamar, S.E. and MH Office Building Corp.,
                                                 corporations engaged in the development and construction of residential, commercial, industrial and institutional projects in Puerto Rico.
                                             -   Chairman of the Commercial Credit Committee of the Bank.
                                             -   Director of the Bank, Popular International Bank, Inc., Popular North America,
                                                 Inc., Banco Popular North America, Popular Cash Express, Inc. and Equity One, Inc.
                                             -   Director of the Corporation since 1990.

                                                         CLASS 1 DIRECTORS
                                                      (TERMS EXPIRING IN 2003)

JUAN J. BERMUDEZ: (64 YEARS)
                                             -   Electrical Engineer.
                                             -   Partner of Bermudez and Longo, S.E., Decemcor, S.E., Unicenter, S.E. Unigardens,
                                                 S.E., Clearview, S.E., Placid Park, S.E. and PCME Commercials, S.E.
                                             -   Principal Stockholder and Director of BL Management, Corp., PCME Development,
                                                 Corp., G.S.P. Corp., Unimanagement Corp., LBB Properties, Inc. and Homes Unlimited
                                                 Corp.
                                             -   Chairman of the Trust Committee of the Bank.
                                             -   Director of the Bank, Popular Securities, Inc., Popular Auto, Inc., Popular
                                                 Finance, Inc. and Popular Mortgage, Inc.
                                             -   Director of the Corporation since 1990.

RICHARD L. CARRION: (49 YEARS)
                                             -   Chairman, President and CEO of the Corporation and the Bank and CEO of Banco
                                                 Popular North America.
                                             -   Chairman of Popular International Bank, Inc., Popular North America, Inc., Banco
                                                 Popular North America, Popular Cash Express, Inc., Banco Popular, National
                                                 Association and Popular FS, LLC.
                                             -   Chairman of the Board of Trustees of Fundacion Banco Popular, Inc.
                                             -   Member of the International Olympic Committee.
                                             -   President of the Puerto Rico Olympic Trust and member of the Puerto Rico Olympic
                                                 Committee.
                                             -   Member of the Board of Trustees of the Puerto Rico Committee for Economic
                                                 Development.
                                             -   Member of the Board of Directors, the Benefits & Human Resources Committee and the
                                                 Public Policy Committee of Verizon Communications (a registered public company).
                                             -   Member of the Board of Directors and Compensation and Benefits Committee of
                                                 American Home Products Corporation (a registered public company).
                                             -   Member of the Board of Directors of Telecomunicaciones de Puerto Rico, Inc.
                                                 (TELPRI).
                                             -   Former Chairman and President of Puerto Rico Investors Tax-Free Fund, Inc. I, II,
                                                 III, IV, V (1994 to December 1998) and of Puerto Rico Tax-Free Target Maturity
                                                 Fund, Inc. I (1996 to December 1998) and II (1997 to December 1998).
                                             -   Former Chairman and President of Puerto Rico Investors Flexible Allocation Fund
                                                 (December 1998 to January 1999).

(cont.)    Name and Age                               Principal Occupation, Business Experience and Directorships
--------------------------------------------------------------------------------------------------------------------------
RICHARD L. CARRION: (49 years)

                                              - Former Member of the Board of the National Museum of American History,
                                                Smithsonian Institution (November 1997 to December 1998).

                                              - Director of Equity One, Inc., Popular Finance, Inc., Popular Auto, Inc.,
                                                Popular Mortgage, Inc., Popular Securities, Inc., Popular Insurance, Inc.
                                                and GM Group, Inc.

                                              - Director of the Corporation since 1990.

JORGE A. JUNQUERA: (53 years)

                                              - Chief Financial Officer of the Corporation and the Bank.

                                              - Supervisor of the Financial Management Group.

                                              - Supervisor of the U.S. Operations from January 1996 to December 2001.
                                                Supervisor of the Caribbean and Latin American Group since January 1996.

                                              - Senior Executive Vice President since October 1995.

                                              - President and Director of Popular International Bank, Inc. and Popular
                                                North America, Inc. since January 1996.

                                              - Chairman of the Board of Popular Securities, Inc.

                                              - Director of Popular Mortgage, Inc., Popular Finance, Inc. and Popular
                                                Auto, Inc. until December 1998

                                              - Director of the Bank until April 2000.

                                              - President of Banco Popular North America until December 2001.

                                              - President of Puerto Rico Tourism Company until February 1997 and
                                                Director until April 2000.

                                              - President of Hotel Development Co. until April 2000.

                                              - Director of PRISMA: El Exploratorio Inc. until April 2000.

                                              - Director of YMCA since 1988.

                                              - President of Banco Popular, National Association.

                                              - Director of Equity One, Inc., Popular Cash Express, Inc.,
                                                Popular FS, LLC, and of Banco Popular North America.

                                              - Director of Banco Hipotecario Dominicano and Contado, S.A.

                                              - Director of New America Alliance (a registered public company)
                                                and Virtual, Inc. (a registered public company).

                                              - Director of La Familia Catolica por la Familia en las Americas
                                                since 2001.

                                              - Director of the Corporation since 1990.

FRANCISO M. REXACH JR.: (64 years)

                                              - President of Capital Assets, Inc. and of Rexach Consulting Group.

                                              - Chairman of Chamaleon Fitness Systems, Inc.

                                              - President of Ready Mix Concrete Inc., a subsidiary of Puerto Rican
                                                Cement Co., Inc. (a registered public company) until September 1997.

                                              - Chairman of the Human Resources and Compensation Committee of the Bank.

                                              - Director of the Bank, Popular International Bank, Inc., Popular North
                                                America, Inc., Banco Popular North America, Popular Cash Express, Inc.
                                                and Equity One, Inc.

                                              - Director of the Corporation since 1990.

                                     * * *

STANDING COMMITTEES

         The Corporation's Board of Directors (the "Board") has standing Audit and Risk Management Committees. The Board of Directors of the Bank, the principal subsidiary of the Corporation, has a standing Human Resources and Compensation Committee that may review compensation matters for the Corporation. Nominations are made by the Board.

AUDIT COMMITTEE REPORT

AUDIT COMMITTEE

         The Audit Committee consists of six directors of the Corporation. The Audit Committee members during 2001 were Juan J. Bermudez, Hector R. Gonzalez, Manuel Morales Jr., Alberto M. Paracchini, Francisco M. Rexach Jr. and Felix
J. Serralles Jr. The Board of Directors, in its business judgment, has determined that each of the members of the Audit Committee is "independent" as required by applicable listing rules of the National Association of Securities Dealers. The Audit Committee held six meetings during the fiscal year ended December 31, 2001.

         The role of the Audit Committee is to assist the Board in its oversight of the Corporation's financial reporting process. The Committee operates pursuant to a Charter that was last amended and restated by the Board on March 13, 2002.

         In the performance of its oversight function, the Committee has considered and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2001 with management and PricewaterhouseCoopers LLP, the Corporation's independent accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee), as currently in effect. Finally, the Committee has received the written disclosure and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), as currently in effect, has considered whether the provision of non-audit services by the independent accountants to the Corporation is compatible with maintaining the accountants' independence, and has discussed with the independent accountants the accountants' independence from the Corporation and its management. These considerations and discussions, however, do no assure that the audit of the Corporation's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

         As set forth in the Charter, management of the Corporation and the Internal Auditing Division are responsible for the preparation, presentation and integrity of the Corporation's financial statements, the Corporation's accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. PricewaterhouseCoopers LLP, the Corporation's independent public accountants, are responsible for auditing the Corporation's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the United States of America.

         The members of the Audit Committee are not engaged professionally in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including matters relating to the determination of the independence of outside auditors, and are not full-time employees of the Corporation. The Corporation's management is responsible for its accounting, financial management and internal controls. Moreover, the Committee relies on and makes no independent verification of the facts presented to it and representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

         Based on the Audit Committee's consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitations on the role and responsibilities of the Audit Committee set forth in the Charter and those discussed above, the Committee recommended to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the SEC.

Submitted by:
  Juan J. Bermudez         Alberto M. Paracchini
  Hector R. Gonzalez       Francisco M. Rexach Jr.
  Manuel Morales Jr.       Felix J. Serralles Jr.

HUMAN RESOURCES AND COMPENSATION COMMITTEE

         The functions of the Human Resources and Compensation Committee include reviewing the compensation and benefits of management and employees, reviewing the policies related to the performance and compensation of management and employees, and reviewing the long-range planning for executive development and succession. The Committee held three meetings during the fiscal year ended December 31, 2001.

         The Committee members during 2001 were: Francisco J. Carreras, Maria Luisa Ferre, Hector R. Gonzalez, Alberto M. Paracchini, Francisco M. Rexach Jr. and J. Adalberto Roig Jr. None of the members of the Committee are officers or employees of the Corporation or any of its subsidiaries.

COMPENSATION OF DIRECTORS

         On February 15, 2001 the Corporation suspended the Stock Deferment Plan it had maintained for directors who are not employees of the Corporation. In lieu thereof, on March 7, 2001 outside directors of the Corporation and the Bank became eligible to receive stock options pursuant to the 2001 Stock Option Plan (the "2001 Option Plan''). The 2001 Stock Option Plan award is made quarterly on February, May, August and November of each year. The amount of stock options granted is equal to the quotient (rounded to the nearest whole share) of (x) 6,250 and (y) the value of the option based on the closing price of the common stock of the Corporation of the date granted. Option values on the grant dates were determined by using the Black-Scholes Option Valuation Model. Each director has been granted options to purchase the shares of stock of the Corporation at the exercise price specified in the table below pursuant to the terms of the Plan. Subsequent grants are expected to be made quarterly. The options granted shall, subject to early vesting provision of the Plan, become exercisable, with respect to 20% of the shares on each anniversary of the date of grant and remain exercisable until the 10th anniversary of the grant.

         In addition, directors receive $1,000 for attending each Board meeting and $500 for attending each committee meeting. Directors who are employees of the Corporation do not receive fees for attending Board and committee meetings.


                     Options              Total Options                                       Grant
                    Granted to           Granted to All                                      Date (a)
  Date of        Each Individual          Directors as        Options        Date of         Present
  Grant              Director               a Group            Price       Expiration         Value
 --------        ---------------         --------------       -------      ----------        --------
05/09/2001            524                     8,384           $30.56       05/09/2011         $7,441
08/08/2001            470                     7,520           $34.87       08/08/2011          7,616
11/07/2001            657                    10,512           $29.55       11/07/2011          9,022

----------
a) The estimates were calculated in accordance with the regulations of the Securities and Exchange Commission, which are not intended to predict the Corporation's common stock price.


                                     * * *

EXECUTIVE OFFICERS

         The following information sets forth the names of the executive officers (the "Executive Officers") of the Corporation including their age, business experience and directorships during the past five (5) years and the period during which each such person has served as an Executive Officer of the Corporation or the Bank.

                                                                               BUSINESS EXPERIENCE
                 NAME AND AGE                                                   AND DIRECTORSHIPS
-----------------------------------------             ----------------------------------------------------------------------
RICHARD L. CARRION: (49 YEARS)                        -- Chairman, President and CEO of the Corporation.
                                                      -- Executive Officer of the Corporation since 1990.
                                                      -- For information about principal occupation, business experience and directorships during the past five years please refer to the
                                                         Board of Directors section.

JORGE A. JUNQUERA: (53 YEARS)                         -- Senior Executive Vice President of the Corporation.
                                                      -- Executive Officer of the Corporation since 1990.
                                                      -- For information about principal occupation, business experience and directorships during the past five years please refer to the
                                                         Board of Directors section.

DAVID H. CHAFEY JR.: (48 YEARS)                       -- Senior Executive Vice President of the Corporation.
                                                      -- Executive Officer of the Corporation since 1990.
                                                      -- For information about principal occupation, business experience and directorships during the past five years please refer to the
                                                         Board of Directors section.

                                                                         BUSINESS EXPERIENCE
                NAME AND AGE                                             AND DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------------
MARIA ISABEL P. DE BURCKHART: (53 YEARS)
                                             -  Executive Vice President of the Corporation.
                                             -  Executive Officer of the Corporation since 1990.
                                             -  Supervisor of the Administration Group.
                                             -  Executive Vice President of the Bank since January 1990.
                                             -  Executive Vice President of Popular International Bank, Inc. and Popular North
                                                America, Inc.
                                             -  Member of the Board of Trustees of Fundacion Banco Popular, Inc.
                                             -  Member of the Board of Directors of Fundacion Ana G. Mendez and of Puerto Rico
                                                Community Foundation.
                                             -  Secretary of the Board of Directors of the Bankers Club since 1998.
                                             -  Member of the Board of Directors of the Puerto Rico Convention Bureau from
                                                1993 through October 1998.

ROBERTO R. HERENCIA: (42 YEARS)
                                             -  Executive Vice President of the Corporation.
                                             -  Executive Officer of the Corporation since 1997.
                                             -  Head of the Corporation's U.S. business expansion.
                                             -  President and Director of Banco Popular North America.
                                             -  Executive Vice President of the Bank since January 1997.
                                             -  Director of Popular International Bank, Inc., Popular North America, Inc.
                                                Popular Cash Express, Inc., Banco Popular, National Association, Equity One, Inc.
                                                and Popular FS, LLC.
                                             -  Chairman of the Board of Directors of Popular Insurance Agency USA, Inc.
                                             -  Senior Vice President from December 1991 to December 1996.

LARRY B. KESLER: (64 YEARS)
                                             -  Executive Vice President of the Corporation.
                                             -  Executive Officer of the Corporation since 1990.
                                             -  Supervisor of the Consumer Credit Group and the Virgin Islands Region.
                                             -  Executive Vice President of the Bank since January 1990.
                                             -  Chairman of the Board of Directors of Equity One, Inc., Popular Auto, Inc., Popular
                                                Mortgage, Inc. and Popular Insurance, Inc.
                                             -  Executive Vice President of Popular International Bank, Inc. and Popular North
                                                America, Inc.
                                             -  Director of Popular Finance, Inc, Banco Popular, National Association and
                                                Popular FS, LLC.

TERE LOUBRIEL: (49 YEARS)
                                             -  Executive Vice President of the Corporation since February 2001.
                                             -  Director of Human Resources since April 2000.
                                             -  Year 2000 Office Manager of the Corporation from December 1997 to 2000.
                                             -  Quality Office Manager of the Corporation from November 1995 to 1997.
                                             -  General Auditor of the Bank from December 1989 to 1995.

HUMBERTO MARTIN; (56 YEARS)
                                             -  Executive Vice President of the Corporation.
                                             -  Executive Officer of the Corporation since 1986.
                                             -  Supervisor of the Operations Group.
                                             -  Executive Vice President of the Bank since November 1986.

                                                                        BUSINESS EXPERIENCE
(CONT.)  NAME AND AGE                                                   AND DIRECTORSHIP
---------------------------------------------------------------------------------------------------------------------------
HUMBERTO MARTIN: (56 YEARS)
                                    -        Executive Vice President of Popular International Bank, Inc. and Popular North
                                             America, Inc.
                                    -        Director of GM Group, Inc.

EMILIO E. PINERO: (53 YEARS)
                                    -        Executive Vice President of the Corporation
                                    -        Executive Officer of the Corporation since 1990.
                                    -        Supervisor of the Commercial Banking Group.
                                    -        Executive Vice President of the Bank since January 1990.
                                    -        Director of Popular Mortgage, Inc. and Popular Auto, Inc.
                                    -        Executive Vice President of Popular International Bank, Inc. and Popular North
                                             America, Inc.
                                    -        Member of the Board of Trustee of America Red Cross, Fundacion Luis
                                    -        Munoz Marin, Fundacion del Colegio de CPA de Puerto Rico and Jane Stern
                                             Community Library Foundation.
                                    -        Member of the Board of Directors of Warforce Investment Act.
BRUNILDA SANTOS DE ALVAREZ: (43 YEARS)

                                    -        Executive Vice President of the Corporation since February 2001.
                                    -        Senior Vice President from March 1996 until January 2001.
                                    -        General Counsel of the Corporation since 1997.
                                    -        Secretary of the Board of Directors of Popular International Bank, Inc., Banco
                                             Popular North America, GM Group, Inc., Popular Cash Express, Inc., Banco Popular,
                                             National Association, Popular Insurance, Inc. Popular Securities, Inc., NEWCO
                                             Mortgage Holding Corporation (Levitt), Popular Insurance Agency USA, Inc.,
                                             Popular Mortgage, Inc. and Popular North America, Inc.
                                    -        Secretary of the Board of Directors of Puerto Rico Investor Tax Free Fund, Inc.
                                             I, II, III, IV, V, VI, of Puerto Rico Tax Free Target Maturity Fund, Inc. I and II,
                                             and of Puerto Rico Investors Flexible Allocation Fund, Inc.
                                    -        Assistant Secretary of the Board of Directors of the Corporation and the Bank
                                             since May 1994
                                    -        Assistant Secretary of the Board of Directors of Equity One, Inc., Popular
                                             Auto, Inc. and Popular Finance, Inc.

CARLOS J. VAZQUEZ: (43 YEARS)

                                    -        Executive Vice President of the Corporation.
                                    -        Executive Officer of the Corporation since 1997.
                                    -        Supervisor of the Corporation's Risk Management Group.
                                    -        Executive Vice President of the Bank since March 1997.
                                    -        Director of Popular Securities, Inc.
                                    -        President of J.P. Morgan Venezuela, S.A. from 1995 to 1997.
                                    -        Vice President of J.P. Morgan & Co. Inc., Morgan Guaranty Trust Co. of N.Y.,
                                             J.P. Morgan Securities Ltd. and J.P. Morgan Securities, Inc. from 1982 to 1997.

FELIX VILLAMIL: (40 YEARS)

                                    -        Executive Vice President of the Corporation since April 2002.
                                    -        Supervisor of the Operations Group since April 2002.
                                    -        Supervisor of the Bank's Ponce Region from April 2001 until December 2001.
                                    -        Supervisor of the Credit Risk Management Division of the Bank from 1997 through March 2001.
                                    -        General Auditor of the Bank from 1995 to 1997.

                                                                  BUSINESS EXPERIENCE
           NAME AND AGE                                            AND DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
SAMUEL T. CESPEDES: (65 YEARS)
                                             -   Secretary of the Board of Directors.
                                             -   Attorney-at-Law.
                                             -   Proprietary partner of the law firm McConnell Valdes.
                                             -   Secretary of the Board of Directors of the Corporation and the Bank since 1991.
                                             -   Secretary of the Board of Directors of Popular Auto, Inc. and Popular Finance, Inc.

                                     * * *

FAMILY RELATIONSHIPS

         Mr. Richard L. Carrion, Chairman of the Board, President and CEO of the Corporation and the Bank, is brother-in-law of Mr. Julio E. Vizcarrondo Jr. and first cousin of Mr. Jose B. Carrion Jr.

OTHER RELATIONSHIPS, TRANSACTIONS AND EVENTS

         During 2001 the Bank engaged the legal services of the law firm of McConnell Valdes of which Mr. Samuel T. Cespedes, Secretary of the Board of Directors of the Corporation and the Bank is a partner. The amount of fees paid to McConnell Valdes did not exceed 5% of the law firms' revenues for its last full fiscal year. The Corporation also engaged, in the ordinary course of business the legal services of Pietrantoni, Mendez & Alvarez, LLP of which Mr. Ignacio Alvarez and Mr. Antonio Santos, husband and brother, respectively, of Mrs. Brunilda Santos de Alvarez, Executive Officer of the Corporation since February 2001, are partners. The amount of fees paid to Pietrantoni, Mendez & Alvarez did not exceed 5% of the law firm's revenues for its last fiscal year.

         The Bank has had loan transactions with the Corporation's directors and officers, and with their associates, and proposes to continue such transactions in the ordinary course of its business, on substantially the same terms as those prevailing for comparable loan transactions with other people and subject to the provisions of the Banking Act of the Commonwealth of Puerto Rico and the applicable federal laws and regulations. The extensions of credit have not involved and do not currently involve more than normal risks of collectibility or other unfavorable features.


                                     * * *

PROPOSAL 2: RATIFICATION OF SELECTION OF AUDITORS

         The Board intends to retain the services of PricewaterhouseCoopers
LLP as the independent public accountants of the Corporation for the year 2002. PricewaterhouseCoopers LLP (former Price Waterhouse) served as independent public accountants of the Bank since 1971 and of the Corporation since May 1991, when it was appointed by the Board.

         Neither our certificate of incorporation nor by-laws requires that the shareholders ratify the selection of PricewaterhouseCoopers LLP as our independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the shareholders do not ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP, but may retain such independent auditors. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Corporation and its shareholders.

         Representatives of PricewaterhouseCoopers LLP will attend the Meeting and will be available to respond to any appropriate questions that may arise; they will also have the opportunity to make a statement if they so desire.

         The selection of PricewaterhouseCoopers LLP as the Corporation's auditors must be ratified by a majority of the votes cast at the Meeting.

The Board recommends that you vote FOR ratification of PricewaterhouseCoopers LLP as the Corporation's independent auditors for 2002.

DISCLOSURE OF AUDITORS FEES

         The following is a description of the fees billed to the Corporation by PricewaterhouseCoopers LLP during the year ended December 31, 2001:

AUDIT FEES

         The aggregate fees billed by PricewaterhouseCoopers LLP, the Corporation's independent public accountants for the year ended December 31, 2001, for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal year and for the reviews of the financial statements included in the Corporation's quarterly report on Form 10-Q for that fiscal year were $1,059,193.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed to the Corporation for the year ended December 31, 2001 by PricewaterhouseCoopers LLP for professional services rendered for information technology services relating to financial information systems design and implementation.

ALL OTHER FEES

         The aggregate fees billed for services rendered to the Corporation by PricewaterhouseCoopers LLP, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the year ended December 31, 2001 were $750,083. This amount includes other audit and assurance services fees of $420,803, advisory services to Equity One, Inc. in the amount of $100,000 and tax related services of $229,280. The Audit Committee has considered that the provision of the services covered by this paragraph is compatible with maintaining the independence of the independent public accountants of the Corporation.

                                      ***

EXECUTIVE COMPENSATION PROGRAM

REPORT OF THE BANK'S HUMAN RESOURCES AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

OVERVIEW

         The Bank's Human Resources and Compensation Committee (the "Human Resources Committee") consists of six non-employee directors of the Bank. The Committee endeavors to keep abreast of competitive compensation practices with regard to salaries, incentive compensation and supplemental programs in order to assist the Corporation in attracting and retaining the most qualified executive officers whose contributions and experiences help the Corporation sustain growth, thereby enhancing shareholders' value. They also oversee the general human resources and compensation practices of the Corporation.

         The Human Resources Committee evaluates and recommends to the Board the Corporation's compensation policy for the Chairman of the Board, President and CEO and the Executive Officers. They consider, among other factors, competitive pay practices for developing a stronger relationship between executive compensation and the Bank's long-term performance. The executive compensation program for principal officers of the Corporation's subsidiaries is set according to the industry and geographical area in which each operates and is approved by the Board of Directors of each respective subsidiary.

CHAIRMAN OF THE BOARD, PRESIDENT AND CEO AND EXECUTIVE OFFICERS

         On an annual basis, Mr. Carrion submits to the Human Resources Committee a plan setting forth both quantitative and qualitative goals for the fiscal year, and objectives for the medium and long-term. In evaluating and setting compensation the Human Resources Committee considers the Corporation's performance with respect to the goals set forth in the plan. Therefore, the Human Resources Committee evaluates Mr. Carrion's performance by taking into consideration the growth of the organization, implementation of a diversification strategy, achievement of financial goals, improvements to the product and service delivery system and development of human resources. The weight and significance accorded to these factors is subjective in nature.

         The group of Executive Officers is composed of two Senior Executive Vice Presidents of the Corporation and eight Executive Vice Presidents of the Corporation (the "Executive Officers") all of whom participate in the Profit Sharing, Annual Incentive and Long-Term Incentive Plans of the Bank. The President and CEO sets the salary increases and the bonuses to be awarded to the Executive Officers pursuant to the incentive plans. Mr. Humberto Martin, Executive Vice President, decided to retire effective March 31, 2002 and Mr. Felix Villamil was appointed as his successor.

         Mr. Carrion and the Executive Officers participate in an annual incentive program based on financial results of the Corporation, designed to encourage the achievement of short-term financial goals and to increase shareholder value. For the 2002 Plan other factors will be considered when determining the short and long-term incentives such as: individual business results, service quality and individual performance. The first incentive component is a cash bonus. The second component is a deferred long-term incentive awarded in stock options of Popular, Inc.

         Based on the financial results achieved by the Corporation, the incentive payment in cash was 37.36% of base salary and 43.68% of base salary was awarded in Popular's Inc.'s stock options. Mr. Carrion recommended to the Human Resources Committee that it consider both his short-term and long-term incentive on a future date (See Note (d) of the Summary Compensation Table). All members of the Human Resources Committee accepted this proposal.

         The Corporation has a company aircraft for the use of CEO, Directors, Senior Executive Vice Presidents and Executive Vice Presidents. As stated in the corporate guidelines for use of this transportation service if the CEO or any executive or director designated by him uses the company aircraft for personal purposes those persons or executives accompanying him shall pay to the Corporation an amount equivalent to a commercial first class airfare to the destination where they are traveling.

                   HUMAN RESOURCES AND COMPENSATION COMMITTEE

Francisco M. Rexach Jr (Chairman)
Francisco J. Carreras
Maria Luisa Ferre
Hector R. Gonzalez
Alberto M. Paracchini
J. Adalberto Roig Jr.

                                     * * *

EXECUTIVE COMPENSATION

         The following tables sets forth all cash compensation paid by the Corporation or its principal subsidiaries to the highest paid Executive Officers of the Corporation and the most highly compensated principal officers of the principal subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION INCENTIVE
                                                     -----------------------------                                      LONG-TERM
                                                                         PAYMENTS                                     COMPENSATION
                                                FISCAL                     AND         ALL OTHER ANNUAL               STOCK OPTIONS
NAME AND PARTICIPANT POSITION                    YEAR    SALARY(A)       BONUS(B)      COMPENSATION(C)     TOTAL       GRANTED (#)
-----------------------------                   ------   ---------      ----------     ----------------  --------     -------------
Richard L. Carrion............................. 2001     $540,000(d)    $ 53,824(d)        $35,199       $629,023            -0-(d)
  Chairman,                                     2000      540,000(d)      60,912(d)         42,069        642,981
  President and CEO                             1999      540,000(d)      72,164(d)         53,327        665,491

David H. Chafey Jr............................. 2001      493,550        236,254            32,515        762,319         25,301
  Senior Executive Vice President               2000      466,999        121,631            37,021        625,651
  of the Corporation                            1999      412,920        209,480            41,638        664,038

Jorge A. Junquera.............................. 2001      436,754        208,101            29,234        674,089         22,265
  Senior Executive Vice President               2000      430,790        111,293            34,548        576,631
  of the Corporation                            1999      401,760        203,866            40,752        646,378

Roberto R. Herencia............................ 2001      400,000        203,170            27,110        630,280         20,241
  Executive Vice President                      2000      258,484         67,745            20,029        346,258
  of the Corporation                            1999      238,411        120,894            23,476        382,781

Larry B. Kesler................................ 2001      383,396        188,333            25,985        597,714         20,241
  Executive Vice President                      2000      304,575         79,239            24,643        408,457
  of the Corporation                            1999      271,317        137,646            27,521        436,484

Carlos J. Vazquez.............................. 2001      368,613        177,042            24,983        570,638         18,976
  Executive Vice President                      2000      342,514         88,833            27,713        459,060
  of the Corporation                            1999      309,742        157,075            31,418        498,235

Cameron E. Williams............................ 2001      270,971      1,257,000(b)         47,750      1,575,721            -0-
  President of Equity One, Inc.                 2000      272,983        165,000            22,000        459,983
  (a wholly-owned subsidiary                    1999      250,000        150,000            62,000        462,000
  of Popular North America, Inc.)

Silvio J. Lopez................................ 2001      183,333        692,325(b)          5,500        881,158            -0-
  President of Popular Mortgage, Inc.           2000      171,667         84,200             5,150        261,017
  (a wholly-owned subsidiary                    1999      155,000         68,600             4,650        228,250
  of the Bank)

Guillermo L. Martinez(e)....................... 2001      457,072        258,335            20,683        736,090            -0-
  President of the Board of Directors           2000      425,770        242,714            33,872        702,356
  and Chief Executive Officer of GM
  Group, Inc. (a wholly-owned subsidiary
  of the Corporation)

Kenneth McGrath................................ 2001      197,500        320,200            84,000        601,700          5,763
  President of Popular Securities, Inc.         2000      188,333        140,200            81,815        410,348
  (a wholly-owned subsidiary                    1999      180,000        224,200            75,000        479,200
  of the Corporation)

(a) Salaries before deductions.

(b) For the Senior Management Committee these payments include a Christmas bonus, the cash portion payable under the Profit Sharing Plan of the Bank and the amount awarded under the Annual Management Incentive Compensation Plan. For the subsidiaries' presidents the amount includes a Christmas Bonus, (if any) and performance bonus. For Mr. Cameron E. Williams and Mr. Silvio J. Lopez the amount also includes the amount awarded under the Three Year Long-Term Incentive Plan.

(c) For the Executive Officers of Popular, Inc. the amount includes deferred portion under the Profit Sharing Plan of the Bank, amounts accrued under the Benefit Restoration Plan, the amount from the Profit Sharing deferred and allocated to Stock Plan and the Bank's matching contribution to Stock Plan. For Mr. McGrath, amount includes company-matching contribution to 1165(e) plan and a deferred performance bonus. For Mr. Williams, the amount includes 401(k) matching and deferred compensation under Supplementary Executive Retirement Plan. For Mr. Martinez, amount includes matching contribution to an 1165(e) plan and deferred portion of profit sharing plan. For Mr. Lopez, amount includes matching contribution to an 1165(e) plan.

(d) Mr. Carrion declined salary increases, incentive payments and stock options while the Bank is operating under a Written Agreement with the Federal Reserve Bank of New York. The Bank is in full compliance with the Written Agreement.

(e) Information presented for 2001, 2000 and 1999, except for Mr. Guillermo L. Martinez, President of the Board of Directors and Chief Executive Officer of GM Group, Inc., a wholly owned subsidiary acquired by the Corporation during 1999.

                                     * * *

LONG-TERM INCENTIVE PLAN

         On April 23, 2001, the 2001 Stock Option Plan was approved and the 1999-2001 and 2000-2002 Long-Term Incentive Plans were suspended. No further awards under these plans were made.

STOCK OPTION PLAN

         The 2001 Stock Option Plan is intended to provide the Corporation and its subsidiaries with an effective means to attract and retain highly qualified personnel as well as to provide additional incentive to employees and directors who provide services to the Corporation and its subsidiaries.

         Any employee or director of the Corporation or of any of its subsidiaries, is eligible to participate in the 2001 Option Plan. The selection of individuals eligible to participate is within the discretion of the Board of Directors, or the Human Resources Committee.

         The 2001 Option Plan provides for the grant of stock options that are intended to qualify as "qualified stock options" ("QSOs") under Section 1046 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "Puerto Rico Code"), as "incentive stock options" ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or "non-statutory stock options" ("NSOs"). At the time of the original grant of NSOs, the Board of Directors or the Committee, may also authorize the grant of reload options, which shall be NSOs for such number of shares of common stock as were used by the Participant to pay the purchase price upon the exercise of previously granted options, and the withholding taxes applicable to a NSOs exercises, but are still subject to other terms set forth in the 2001 Option Plan. All options granted in 2002 were QSOs.

STOCK OPTION GRANT TABLE

         The following table shows options grants to the covered executives, based on 2001 performance. All 2001 stock option grants were made under the 2001 Stock Option Plan. The value of the stock options depends upon a long-term increase in the market price of the common stock. A benefit is perceived only if the stock price does increase. Options vest in cumulative installments of 20% per year over a five-year period and remain exercisable until the 10th anniversary of the grant.

         Option values on the grant dates were determined by using the Black-Scholes Option Valuation Model. The model assumes that future dividends increase at a rate equal to the historical compound average growth rate during the past six years, the stock price volatility, and the exercise of all options on the final day of their 10 year terms.

                                                      Percent of Total                                              Grant
                                                          Options             Exercise                               Date
                                         Options          Granted               price           Expiration         Present
Name                                     Granted        to Employees        ($ per share)          Date            Value(a)
---                                      -------      ----------------      -------------       ----------         --------
David H. Chafey Jr. .................    25,301            6.61%               $28.84            2/14/2012         $339,077

Jorge A. Junquera ...................    22,265            5.81%                28.84            2/14/2012          298,388

Roberto R. Herencia .................    20,241            5.28%                28.84            2/14/2012          271,261

Larry B. Kesler .....................    20,241            5.28%                28.84            2/14/2012          271,261

Carlos J. Vazquez ...................    18,976            4.95%                28.84            2/14/2012          254,308

Kenneth W. McGrath ..................     5,763            1.50%                28.84            2/14/2012           77,239

(a) The estimates were calculated in accordance with the regulations of the Securities and Exchange Commission, which are not intended to predict the Corporation's common stock price.

                                      ***

PROFIT SHARING PLAN OF THE BANK

         All officers and regular monthly salaried employees of the Bank are active participants in the Bank's Profit Sharing Plan, as of the first day of the calendar month following the completion of three months of service.

         Under this plan, the Board of Directors determines the Bank's annual contribution based on the profits of the Bank for the year. The amount allocated to each officer or employee is based on his or her earned salary for the year. The total amount contributed for the year 2001 was $15,850,446. Of the total awarded 40% is deferred under the Profit Sharing Plan, 10% under the Savings & Stock Plan and the remainder 50% is paid in cash. However, since 1998 each officer and employee may elect to increase his (her) contribution to the Savings & Stock Plan up to 15%; as a result of this election 39% was deferred under the Profit Sharing Plan and 11% under the Savings & Stock Plan.

BENEFIT RESTORATION PLAN OF THE BANK

         The Internal Revenue Service (IRS) set a limit of $170,000 as the amount of compensation that may be considered in calculating future retirement payments from qualified pension plans. This limit applies to the Bank's Retirement Plan and Profit Sharing.

         The Board of Directors has approved a "Benefit Restoration Plan" for those officers whose annual compensation is higher than the established limit. This plan will provide those benefits that cannot be accrued under the Bank's Retirement and Profit Sharing Plan, which are qualified plans under the Employee Retirement Income Security Act ("ERISA"). Benefits under the Benefit Restoration Plan shall be equal to the account balance that would be provided under the Profit Sharing Plan and to the benefits that would have been accrued under the Retirement Plan. The Plan was unfunded during plan year 2001. This Plan was modified during 2001 in order to comply with Section 1165(e) of the Puerto Rico Internal Revenue Code of 1994 to be qualified under local law. Also, a Rabbi Trust has been established to fund benefits accrued by employees working mainly in the United States.

RETIREMENT PLAN OF THE BANK

         The Bank has a non-contributory, defined benefit Retirement Plan covering substantially all regular monthly employees. Monthly salaried employees are eligible to participate in the Plan following the completion of one year of service and 21 years of age. Pension costs are funded in accordance with minimum funding standards under ERISA.

         The basis for the Retirement Plan formula is total compensation, which includes Christmas Bonus, incentives, overtime, differentials, Profit Sharing cash bonuses and any other compensation received by the employee. Benefits are paid on the basis of a straight life annuity plus supplemental death benefits and are not reduced for Social Security or other payments received by the participants.

         Normal retirement age at the Bank is a combination of years of age and completed years of service totaling 75. Early retirement is at 55 years of age with 10 years of service. Employees with 30 years of service or more are provided with a retirement benefit of 40% of total compensation. Benefits are reduced only if the employees retires before age 55. Benefits are subject to the U.S. Internal Revenue Code limits on compensation and benefits.

         The following table sets forth the estimated annual benefits that would become payable under the Retirement Plan and the Benefit Restoration Plan based upon certain assumptions as to total compensation levels and years of service. The amounts shown in this table are not necessarily representative of amounts that may actually become payable under the plans. The amounts represent the benefit upon retirement on December 31, 2001, of a participant at age 65.

   TOTAL
COMPENSATION            ESTIMATED ANNUAL BENEFITS/YEARS OF SERVICE
------------     ---------------------------------------------------------
                    15          20          25          30           35
                 --------    --------    --------    --------     --------
  $800,000       $146,000    $204,000    $262,000    $320,000     $320,000
   700,000        128,000     179,000     229,000     280,000      280,000
   600,000        110,000     153,000     197,000     240,000      240,000
   500,000         91,000     128,000     164,000     200,000      200,000
   400,000         73,000     102,000     131,000     160,000      160,000
   300,000         55,000      77,000      98,000     120,000      120,000

         The 2001 total compensation and estimated years of service at age 65 for the highest paid key policy-making Executive Officers of the Corporation are as follows.

                                                           Estimated
                                        2001               Years of
                                       Total                Service
                                    Compensation           At Age 65
                                    ------------           ---------
Richard L. Carrion .............      $629,000               41.6
David H. Chafey Jr. ............       762,000               39.8
Jorge A. Junquera ..............       674,000               41.5
Roberto R. Herencia ............       630,000               33.7
Larry B. Kesler ................       598,000               16.5
Carlos J. Vazquez ..............       571,000               26.4

DEFERRED COMPENSATION PLAN OF POPULAR SECURITIES, INC.

         Popular Securities, Inc. maintains a non-qualified deferred compensation plan under which a selected group of highly compensated employees of Popular Securities, Inc. are required to defer a portion of their incentive performance bonus. The amount deferred and interest credits are paid to participants as follows: (a) 50% on or before January 31 of the second fiscal year following the fiscal year for which such amounts were contributed and (b) 50% on or before January 31 of the third fiscal year following the fiscal year for which such amounts were contributed.

RETIREMENT PLAN OF BANCO POPULAR NORTH AMERICA

         Banco Popular North America has a non-contributory, defined benefit Retirement Plan covering substantially all regular monthly employees. Monthly salaried employees are eligible to participate in the plan following the completion of one year of service and attained 21 years of age. Pension costs are funded in accordance with minimum funding standards under ERISA.

         The bases for the Retirement Plan formula are years of service and average final compensation. Benefits are paid on the basis of a single life annuity and are not reduced (offset) for Social Security or other payments received by the participants.

     Normal retirement is when the participant reaches age 65 and has five years of credited service. Participants can enjoy actuarially adjusted early retirement benefits at age 55 with 10 years of service. This plan is qualified under section 401(a) of the Internal Revenue Code.

DEFERRED COMPENSATION PLAN OF EQUITY ONE, INC.

     Equity One, Inc. adopted a deferred compensation plan designed to provide a post retirement benefit to several key executives. Equity One, Inc. purchases flexible, variable life insurance policies for each participant and names itself as beneficiary. The cash surrender values of the policies are expected to pay benefits to the participants upon their retirement. Should the participant terminate their employment prior to retirement, they are entitled to their vested portion of their account.

                                     * * *

POPULAR INC.
PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return during the measurement period with the cumulative total return, assuming reinvestment of dividends, of the National Association of Securities Dealers automated Quotation System (NASDAQ) Stock Market Index and the NASDAQ Bank Composite Index.

     The cumulative total shareholder return was obtained by dividing (i) the cumulative amount of dividends per share, assuming dividend reinvestment, since the measurement point, December 31, 1996 plus (ii) the change in the per share price since the measurement date, by the share price at the measurement date.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                         TOTAL RETURN AS OF DECEMBER 31
                            (DECEMBER 31, 1996=100)


                                    [GRAPH]

                                       BASE
COMPANY/INDEX                         PERIOD   12/31/96  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01
-------------                         ------   --------  --------  --------  --------  --------  --------
POPULAR, INC.                         16.875    100.00    146.67    201.48    165.56    155.93    172.33
NASDAQ BANKS COMPOSITE                453.81    100.00    141.06    147.02    124.57    142.38    138.90
NASDAQ STOCK MARKET                   580.39    100.00    122.39    171.64    319.03    193.75    152.56

PROPOSALS OF SECURITIES HOLDERS TO BE PRESENTED AT THE 2003 ANNUAL MEETING OF STOCKHOLDERS

         Stockholders' proposals intended to be presented at the 2003 Annual Meeting of Stockholders must be received by the Corporation's Secretary, at its principal executive offices, Popular Center Building, San Juan, Puerto Rico, 00918, not later than November 29, 2002 for inclusion in the Corporation's Proxy Statement and Form of Proxy relating to the 2003 Annual Meeting of Stockholders.

San Juan, Puerto Rico, March 18, 2002



RICHARD L. CARRION                           SAMUEL T. CESPEDES
Chairman of the Board,  President            Secretary
and Chief Executive Officer

YOU MAY REQUEST A COPY OF THE REPORT ON FORM 10K FILED WITH THE SEC BY CALLING
(787) 765-9800 OR WRITING TO AMILCAR JORDAN, SENIOR VICE PRESIDENT, BANCO POPULAR DE PUERTO RICO, PO BOX 362708, SAN JUAN, PR 00936-2708

                                 [POPULAR LOGO]

[LOGO] POPULAR, INC.      IF YOU WISH TO VOTE BY TELEPHONE, INTERNET OR MAIL,
                          PLEASE READ THE INSTRUCTIONS BELOW.


C/O BANCO POPULAR         Popular, Inc. encourages you to take advantage of the
DE PUERTO RICO            convenient ways to vote your shares for matters to
TRUST DIVISION            be covered at the 2002 Annual Meeting of Stockholders.
P.O. BOX 362708           Please take the opportunity to use one of the three
SAN JUAN, PR 00936-2708   voting methods outlined below to cast your ballot.

                          VOTE BY PHONE - 1-800-690-6903
                          Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                          VOTE BY INTERNET - www.proxyvote.com
                                             -----------------
                          Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

                          VOTE BY MAIL
                          Please mark, sign, date and return this card promptly using the enclosed postage prepaid envelope; No postage is required if mailed in the United States, Puerto Rico or the U.S. Virgin Islands.

                                                                    KEEP THIS
                                                                    PORTION FOR
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: POPULA  YOUR RECORDS
--------------------------------------------------------------------------------
[LOGO] POPULAR, INC.                   PROXY                        DETACH AND
                                                                    RETURN THIS
                                                                    PORTION ONLY


The Board recommends a vote for:

1.  ELECTION OF THE FOLLOWING NOMINEES:    FOR  WITHHOLD  FOR ALL   TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL EXCEPT"
    1) DAVID H. CHAFEY JR.                 ALL     ALL    EXCEPT    AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.
    2) ANTONIO LUIS FERRE
    3) FELIX J. SERRALLES JR.              [ ]    [ ]      [ ]      ______________________________________________________

2.  TO RATIFY THE SELECTION OF THE         FOR  AGAINST   ABSTAIN
    CORPORATIONS'S INDEPENDENT AUDITORS
    FOR 2002                               [ ]    [ ]      [ ]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Richard L. Carrion, Jorge A. Junquera and David H. Chafey Jr. or any one or more of them as
Proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote as designated above all the shares of common stock of Popular, Inc. held of record by the undersigned on March 11, 2002, at the Annual Meeting of Shareholders
to be held at the Centro Europa Building, 1492 Ponce de Leon Avenue, 3rd Floor, San Juan, Puerto Rico, on April 30, 2002, at 10:30
a.m. or at any adjournments thereof. The Proxies are further authorized to vote such shares upon any other business that may properly come before the meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2 ABOVE.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
          USING THE ENCLOSED ENVELOPE.

   PLEASE SIGN AS YOUR NAME APPEARS ON THIS FORM. IF
    SHARES ARE HELD JOINTLY, ALL OWNERS SHOULD SIGN.
      (VEA AL DORSO TEXTO EN ESPANOL)



------------------------------------------------                        -----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]       Date                           Signature (Joint Owners)          Date